UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2009

Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)

IDAHO
(State or other jurisdiction of incorporation or organization)
1-8641
(Commission File Number) 82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)

(208) 667-3511
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

        On January 12, 2009, Coeur d’Alene Mines Corporation (the “Company”) entered into an Agreement and Consent (the “Exercise Agreement”) with JMB Capital Partners Master Fund, L.P. (“JMB”) and Lonestar Partners LP (“Lonestar” and, with JMB, the “Holders”). As of the date of the Exercise Agreement, the Holders collectively held all of the Company’s outstanding Senior Secured Floating Rate Convertible Notes due 2012 (the “Notes”) and all of the Company’s outstanding warrants (the “Warrants”) for the purchase of up to $25,000,000 aggregate principal amount of the Notes.

        Pursuant to the Exercise Agreement, the Warrants will be exercisable beginning January 13, 2009 and the Holders agree to exercise the Warrants between such date and January 29, 2009. The Exercise Agreement also allows the Holders to exercise the Warrants regardless of whether they have held or currently hold an open short position in the Company’s common stock.

        The Company and the Holders also agreed to amend the Notes and execute an amendment (the “Amendment”) to the First Supplemental Indenture and Security Agreement, dated October 20, 2008, among the Company, Coeur Rochester, Inc., as grantor, and The Bank of New York Mellon, as trustee and collateral agent, pursuant to which the interest rate on the Notes will remain fixed at its current rate of 12.0% until July 15, 2009.

        Copies of the Exercise Agreement and the Amendment are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description of Exhibit
4.1	Agreement and Consent, dated as of January 12, 2009, by and among the Company, JMB Capital Partners Master Fund, L.P. and Lonestar Partners LP.
4.2	Amendment No. 2, dated as of January 12, 2009, between the Company and The Bank of New York Mellon, as trustee, to the First Supplemental Indenture and Security Agreement, dated as of October 20, 2008, among the Company, Coeur Rochester, Inc., as grantor, and The Bank of New York Mellon, as trustee and collateral agent.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: January 12, 2009	By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Agreement and Consent, dated as of January 12, 2009, by and among the Company, JMB Capital Partners Master Fund, L.P. and Lonestar Partners LP.
4.2	Amendment No. 2, dated as of January 12, 2009, between the Company and The Bank of New York Mellon, as trustee, to the First Supplemental Indenture and Security Agreement, dated as of October 20, 2008, among the Company, Coeur Rochester, Inc., as grantor, and The Bank of New York Mellon, as trustee and collateral agent.

4